UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 2, 2004

Centex Corporation

(Exact name of registrant as specified in its charter)

Nevada	1-6776	75-0778259
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2728 N. Harwood Street, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indentures Supplement No. 15
Opinion of Raymond G. Smerge, Esq.
Computation of Earnings to Fixed Charges

Item 8.01. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-117470), filed with the Securities and Exchange Commission (the “Commission”) on July 19, 2004 and declared effective by the Staff of the Commission thereby on August 3, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

     On October 28, 2004, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, J.P. Morgan Securities Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Credit Suisse First Boston LLC (collectively, the “Underwriters”), in connection with the public offering by the Underwriters of $300,000,000 aggregate principal amount of the Registrant’s 4.55% Senior Notes due 2010 (the “Notes”), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.

     The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the “Indenture”), with JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as trustee (the “Trustee”), with respect to the Registrant’s senior debt securities. A copy of the Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant’s Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.

     Pursuant to the Indenture, on November 2, 2004, the Registrant and the Trustee entered into an Indenture Supplement No. 15 (the “Indenture Supplement”) which provides for the issuance of the Notes. A copy of the Indenture Supplement is filed herewith as Exhibit 4.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 28, 2004, between Centex Corporation and Banc of America Securities LLC, J.P. Morgan Securities Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Credit Suisse First Boston LLC.

4.1	Indenture, dated October 1, 1998, between Centex Corporation and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 15, dated as of November 2, 2004, with respect to the Notes, entered into by Centex Corporation and JPMorgan Chase Bank.

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5.1	Opinion of Raymond G. Smerge, Esq.

12.1	Computation of Earnings to Fixed Charges.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION
By:	/s/ Gail M. Peck
	Name:	Gail M. Peck
	Title:	Vice President and Treasurer

Date: November 2, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated October 28, 2004, between Centex Corporation and Banc of America Securities LLC, J.P. Morgan Securities Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Credit Suisse First Boston LLC.

4.1	Indenture, dated October 1, 1998, between Centex Corporation and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 15, dated as of November 2, 2004, with respect to the Notes, entered into by Centex Corporation and JPMorgan Chase Bank.

5.1	Opinion of Raymond G. Smerge, Esq.

12.1	Computation of Earnings to Fixed Charges.

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